                                                                      Exhibit 21
                                                                      ----------
               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 29, 1997

                                                                 PERCENTAGE
                                             JURISDICTION OF      OF VOTING
       SUBSIDIARY                             ORGANIZATION       SECURITIES
-------------------------                    ---------------     -----------
H.B. Fuller Company                           United States
      Branches:  Indonesia, Korea
H.B. Fuller Company Puerto Rico, Inc.         United States         100.0
H.B. Fuller International Inc.                United States         100.0
      Branches:  Hong Kong, Singapore
ChemEquity, Inc.                              United States         100.0
      ChemEquity Communications, Inc.         United States         100.0
F.A.I. Trading Company                        United States         100.0
      Branches:  Costa Rica
Fiber-Resin Corporation                       United States         100.0
H.B. Fuller Automotive Company                United States         100.0
     EFTEC North America, LLC                 United States          70.0
          EFTEC Latin America                    Panama              88.5
                    EFTEC Brasil Ltda.           Brazil              99.9
     EFTEC Europe Holding AG                   Switzerland           30.0
          EFTEC AG                             Switzerland          100.0
                    EFTEC Sarl                   France             100.0
          EFTEC AB                               Sweden             100.0
          EFTEC Ltd.                              U.K.              100.0
          EFTEC NV                               Belgium            100.0
          EFTEC Systems S.A.                      Spain             100.0
          EFTEC Asia Pte. Ltd.                  Singapore            60.0
           (also owned 20% directly by H.B. Fuller Automotive Co., Ety #022 )
                    EFTEC (Thailand) Co., Ltd.  Thailand             80.0
                      Changchun EFTEC Chem        China              25.0
Foster Products Corporation                   United States         100.0
TEC Incorporated                              United States         100.0
Linear Products, Inc.                         United States         100.0
      Branches:  Netherlands
H.B. Fuller Licensing & Financing Inc.        United States         100.0
Aireline, Inc.                                United States         100.0 note a
Kativo Chemical Industries, S.A.                 Panama              99.7
      Branches: Costa Rica (Surcusal)
      (See listing of subsidiaries on the following pages.)
Pinturas Centroamericanas Costa Rica S.A.      Costa Rica           100.0
Pinturas Ecuatorianas, S.A.                      Ecuador            100.0
Distribuidora Americana, S.A.                    Ecuador            100.0 note a
Glidden Avenida Nacional, S.A.                   Panama             100.0
Fabrica Pinturas Glidden, S.A.                   Panama             100.0
H.B. Fuller Holding Panama Co.                   Panama             100.0
     Glidden Panama S.A.                         Panama             100.0
     H.B. Fuller Commercial, S.A.                Panama             100.0 *
     ProColor, S.A.                              Panama             100.0
     Adhesivos Industriales, S.A.                Panama             100.0
H.B. Fuller Austria Gesellschaft m.b.H.          Austria            100.0
H.B. Fuller Belgium N.V./S.A.                    Belgium             99.8 note b
Harved Oy                                        Finland            100.0 note a
H.B. Fuller GmbH, Luneburg                       Germany             99.9
     Branches:  Poland

                                                                      Exhibit 21
                                                                      ----------
               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 29, 1997

                                                                 PERCENTAGE
                                             JURISDICTION OF      OF VOTING
       SUBSIDIARY                             ORGANIZATION       SECURITIES
-------------------------                    ---------------     -----------
      H.B. Fuller GmbH, Munich                 Germany              100.0
      Isar-Rakoll Chemie, GmbH                 Germany              100.0 note a
      H.B. Fuller France S.A.                  France                99.9 note c
      H.B. Fuller Blattmann AG               Switzerland            100.0
H.B. Fuller Italia s.r.l.                       Italy                97.0 note d
      H.B. Fuller (Jersey) Limited             Jersey               100.0
H.B. Fuller Nederland B.V.                   Netherlands            100.0
Prakoll, S.A.                                   Spain               100.0
H.B. Fuller Sverige AB                         Sweden               100.0
H.B. Fuller Holdings Limited                    U.K.                100.0
     H.B. Fuller U.K. Limited                   U.K.                100.0
     H.B. Fuller Coatings Limited               U.K.                100.0
          Branches: Dubai, UAE
     H.B. Fuller Linear Products Limited        U.K.                100.0
H.B. Fuller Canada, Inc.                       Canada               100.0
H.B. Fuller Mexico, S.A.                       Mexico               100.0
H.B. Fuller Company Australia Pty. Ltd.       Australia             100.0
H.B. Fuller (China) Adhesives Ltd.              China                97.0
H.B. Fuller India Private Limited               India                99.9 note a
H.B. Fuller Japan Company, Ltd.                 Japan               100.0
H.B. Fuller Korea Co., Ltd.                     Korea               100.0
H.B.F. Adhesives (Malaysia) Sdn. Bhd.         Malaysia              100.0
H.B. Fuller Company (N.Z.) Ltd.              New Zealand             99.9
H.B. Fuller Holdings (NZ) Ltd.               New Zealand             99.9
     H.B. Fuller Powder Coatings (NZ) Ltd.   New Zealand             99.9
          H.B. Fuller Powder
          Coatings Pty. Ltd.                  Australia              99.0
H.B. Fuller (Philippines), Inc.              Philippines             80.0
HBF Realty Corporation                       Philippines             40.0
H.B. Fuller Taiwan Company Ltd.                Taiwan               100.0
H.B. Fuller (Thailand) Co., Ltd.              Thailand               99.9
Multi-Clean Products Pty. Ltd.                Australia             100.0 note a
Multi-Clean (Lebanon) S.A.R.L.                 Lebanon              100.0 note a
H.B. Fuller Lebanon S.A.R.L.                   Lebanon              100.0 note a
Nippon Tilement Company, Ltd.                   Japan                 9.1
-------------------------

Notes:
      *      inactive (to be liquidated)
      a      Shell corporation
      b      An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg
      c      H.B. Fuller GmbH, Luneburg                 99.94%     73,940 shares
              H.B. Fuller Company                        0.01%         10 shares
              H.B. Fuller Licensing & Financing, Inc.    0.01%         10 shares
              H.B. Fuller International, Inv.            0.01%         10 shares
              H.B. Fuller U.K. Limited                   0.01%         10 shares
              Prakoll S.A.                               0.01%         10 shares
              Gerard Campard                             0.01%         10 shares
                                                         -----      ------------
                                                       100.00%     74,000 shares
      d      An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

                             Page 2 of 5

                                                                      Exhibit 21
                                                                      ----------

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 29, 1997

                                                                                                 PERCENTAGE
                                                                             JURISDICTION OF      OF VOTING
       SUBSIDIARY                        OWNER OF VOTING SECURITIES          ORGANIZATION        SECURITIES
-------------------------                --------------------------          -------------        ---------
Chemical Supply, S.A.                    Chemical Supply Corporation         Argentina           100.00*  note b
H.B. Fuller Argentina, S.A.              Kativo Chemical Industries, S.A.    Argentina            99.99
                                         H.B. Fuller Company                                       0.01
------------------------------------------------------------------------------------------------------------
H.B. Fuller Latin America                Kativo Chemical Industries, S.A.    Bahamas             100.00*  note b
------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.               Kativo Chemical Industries, S.A.    Bolivia              50.00
                                         Chemical Supply Corporation                              50.00
------------------------------------------------------------------------------------------------------------
H.B. Fuller Brazil, Ltda.                Chemical Supply Corporation         Brazil               99.85
                                         Kativo Chemical Industries, S.A.                          0.14
                                         Kativo de Panama, S.A.                                    0.01
Adhesivos H.B. Fuller (Sul) Ltda.        Chemical Supply Corporation         Brazil               99.81*  note b
                                         Kativo Chemical Industries, S.A.                          0.15
                                         H.B. Fuller Brazil, Ltda.                                 0.04
Chemical Supply de Brazil                Adhesivos H.B. Fuller (Sul) Ltda    Brazil               99.93*  note a
   Solventes, Ltda.                      H.B. Fuller Brazil, Ltda.                                 0.07
------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                  Kativo Chemical Industries, S.A.    Chile                99.99
                                         Minority                                                  0.01
------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.              Kativo Chemical Industries, S.A.    Colombia             98.00
                                         Minority                                                  2.00
------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                  Kativo Chemical Industries, S.A.    Costa Rica          100.00
Reca Quimica, S.A.                       Kativo Chemical Industries, S.A.    Costa Rica          100.00
H.B. Fuller Costa Rica, S.A.             Kativo Chemical Industries, S.A.    Costa Rica          100.00
Analko, S.A.                             Kativo Chemical Industries, S.A.    Costa Rica          100.00*  note b
Deco Tintas, S.A.                        Kativo Chemical Industries, S.A.    Costa Rica          100.00
Resistol, S.A.                           Kativo Chemical Industries, S.A.    Costa Rica          100.00*  note b
------------------------------------------------------------------------------------------------------------
H.B. Fuller Dominicana, S.A.             Kativo Chemical Industries, S.A.  Dominican Republic     90.60
                                         Chemical Supply Corporation                               8.82
                                         Kativo Panama, S.A.                                       0.01
                                         Kativo Honduras, S.A.                                     0.01
                                         Decotintas (Costa Rica), S.A.                             0.01
                                         Olga Ferrer                                               0.54
                                         Juan Bancalari                                            0.01
------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.                Kativo Chemical Industries, S.A.     Ecuador             50.00
                                         Chemical Supply Corporation                              50.00
------------------------------------------------------------------------------------------------------------
Kativo de El Salvador, S.A.              Kativo Chemical Industries, S.A.   El Salvador          100.00*
Kativo Industrial de El Salvador, S.A.   Kativo Chemical Industries, S.A.   El Salvador           80.00   note b
                                         Chemical Supply Corporation                              20.00
H.B. Fuller El Salvador, S.A.            Kativo Chemical Industries, S.A.   El Salvador           80.00
                                         Chemical Supply Corporation                              20.00
Deco Tintas de El Salvador, S.A.         Kativo Chemical Industries, S.A.   El Salvador           80.00*  note b
                                         Chemical Supply Corporation                              20.00
------------------------------------------------------------------------------------------------------------
Norchem, Ltda.                           Kativo Chemical Industries, S.A.   Grand Cayman         100.00*  note b
------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.      Kativo Chemical Industries, S.A.   Guatemala             80.00
                                         Chemical Supply Corporation                              20.00
Compania Mercantil de Pinturas           Kativo Chemical Industries, S.A.   Guatemala            100.00*  note a
Kiosko de Pinturas, S.A.                 Kativo de Guatemala, S.A.          Guatemala            100.00*  note a
H.B. Fuller Guatemala, S.A.              Chemical Supply Corporation        Guatemala            100.00
   Resistol, S.A.                        H.B. Fuller Guatemala, S.A.        Guatemala            100.00*
Sinteticos de Guatemala, S.A.            Kativo Chemical Industries, S.A.   Guatemala             80.00*  note a
                                         Chemical Supply Corporation                              20.00
Punto de Viniles, S.A.                   Sinteticos de Guatemala, S.A.      Guatemala            100.00*  note a
Alfombras Canon de Guatemala, S.A.       Sinteticos de Guatemala, S.A.      Guatemala            100.00*  note a
------------------------------------------------------------------------------------------------------------
*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.


                                                                      Exhibit 21
                                                                      ----------
        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 29, 1997

                                                                                             PERCENTAGE
                                                                         JURISDICTION OF      OF VOTING
       SUBSIDIARY                    OWNER OF VOTING SECURITIES          ORGANIZATION        SECURITIES
-------------------------            --------------------                -------------        ---------
Kativo de Honduras, S.A.             Kativo Chemical Industries, S.A.    Honduras            69.31note c
                                     Fuller Istmena, S.A.                                    30.65
                                     H.B. Fuller Panama, S.A.                                 0.02
                                     Kativo de Panama, S.A.                                   0.02
Aerosoles de Centroamerica, S.A.     Kativo Chemical Industries, S.A.    Honduras            99.88note c
                                     H.B. Fuller Panama, S.A.                                 0.09
                                     Minority                                                 0.03
Alfombras Canon, S.A.                Kativo Chemical Industries, S.A.    Honduras            80.00*  notes b & c
                                     H.B. Fuller Panama, S.A.                                 5.00
                                     Kativo de Panama, S.A.                                  10.00
                                     Fuller Istmena, S.A.                                     5.00
Comercial Punto de Viniles, S.A.     Kativo Chemical Industries, S.A.    Honduras            76.00*  notes b & c
                                     Fuller Istmena, S.A.                                     8.00
                                     H.B. Fuller Panama, S.A.                                 8.00
                                     Kativo de Panama, S.A.                                   8.00
Kiosko Comercial, S.A.               Kativo Chemical Industries, S.A.    Honduras            68.00*  notes b & c
                                     Kativo de Panama, S.A.                                  16.00
                                     Fuller Istmena, S.A.                                     8.00
                                     H.B. Fuller Panama, S.A.                                 8.00
Kativo Comercial, S.A.               Kativo Chemical Industries, S.A.    Honduras            35.00*  note c
                                     Fuller Istmena, S.A.                                    25.00
                                     Kativo de Panama, S.A.                                  25.00
                                     H.B. Fuller Panama, S.A.                                15.00
Punto de Viniles, S.A.               Kativo Chemical Industries, S.A.    Honduras            74.00*  notes b & c
                                     Fuller Istmena, S.A.                                     8.00
                                     Kativo de Panama, S.A.                                  10.00
                                     H.B. Fuller Panama, S.A.                                 8.00
Kiosko de Pinturas, S.A.             Kativo Chemical Industries, S.A.    Honduras            64.00*  notes b & c
                                     Fuller Istmena, S.A.                                     8.00
                                     Kativo de Panama, S.A.                                  20.00
                                     H.B. Fuller Panama, S.A.                                 8.00
Fabrica de Pinturas Surekote         Kativo Chemical Industries, S.A.    Honduras             0.19*  notes b & c
de Honduras, S.A.                    Fuller Istmena, S.A.                                     0.10
                                     Kativo de Panama, S.A.                                   0.10
                                     H.B. Fuller Panama, S.A.                                99.52
                                     Minority                                                 0.10
Servicios e Inversiones              Kiosko de Pinturas, S.A.            Honduras             0.40*  notes b & c
de Honduras, S.A.                    Kiosko Comercial, S.A.                                   0.40
                                     Kativo Comercial, S.A.                                   0.40
                                     Aerosoles de Centroamerica, S.A.                         0.40
                                     Kativo de Honduras, S.A.                                98.40
Deco Tintas De Honduras, S.A.        Kativo Chemical Industries, S.A.    Honduras            80.00*  notes b & c
                                     Chemical Supply Corporation                             19.95
                                     Kativo de Panama, S.A.                                   0.02
                                     H.B. Fuller Panama, S.A.                                 0.02
                                     Decotintas de Panama, S.A.                               0.02
H.B. Fuller Honduras, S.A.           Kativo Chemical Industries, S.A.    Honduras            20.00note c
                                     Fuller Istmena, S.A.                                    20.00
                                     Kativo de Panama, S.A.                                  20.00
                                     H.B. Fuller Panama, S.A.                                20.00
                                     Chemical Supply Corporation                             20.00
Comercial Fuller, S.A.               Kativo Chemical Industries, S.A.    Honduras            61.00*  notes a & c
                                     Kativo Comercial, S.A. (Panama)                         10.00
                                     Kativo de Panama, S.A.                                  10.00
                                     H.B. Fuller Panama, S.A.                                 4.00
                                     Chemical Supply Corporation                             15.00
------------------------------------------------------------------------------------------------------------
*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.
c -- For company purposes it is owned 100% by KCI


                                                                      Exhibit 21
                                                                      ----------

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 29, 1997

                                                                                                 PERCENTAGE
                                                                             JURISDICTION OF      OF VOTING
       SUBSIDIARY                        OWNER OF VOTING SECURITIES          ORGANIZATION        SECURITIES
-------------------------                --------------------------          -------------        ---------
Industrias Kativo de Nicaragua, S.A.     Kativo Chemical Industries, S.A.     Nicaragua            99.99
                                         Minority                                                   0.01
Distribuidora Industrial y               Reca Quimica, S.A.                   Nicaragua            86.00*  note a
Comercial, S.A                           Minority                                                  14.00
H.B. Fuller Nicaragua, S.A.              Kativo Chemical Industries, S.A.     Nicaragua            99.80*
                                         Minority                                                   0.20
------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation              Kativo Chemical Industries, S.A.       Panama            100.00
Kativo de Panama, S.A.                   Kativo Chemical Industries, S.A.       Panama            100.00*  note b
Fuller Istmena, S.A.                     Kativo de Panama, S.A.                 Panama            100.00*  note a
Deco Tintas Comerciales, S.A.            Kativo Chemical Industries, S.A.       Panama            100.00*  note a
H.B. Fuller Panama, S.A.                 Kativo Chemical Industries, S.A.       Panama            100.00*  note a
Deco Tintas de Panama, S.A.              Kativo Chemical Industries, S.A.       Panama            100.00*  note a
Sistemas Integrados, S.A.                H.B.F. Holding Panama Co.              Panama            100.00*  note a
------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.            Chemical Supply Corporation             Peru              99.99*  note b
                                         Minority                                                   0.00
H.B. Fuller Peru, S.A.                   Chemical Supply Peruana, S.A.           Peru              23.34
                                         Kativo Chemical Industries, S.A.                          53.32
                                         H.B. Fuller Company Canada                                22.42
                                         Fuller Adhesives International                             0.92
------------------------------------------------------------------------------------------------------------
H.B. Fuller Uruguay, S.A.                H.B. Fuller Argentina, S.A.           Uruguay            100.00
------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, C.A.              Kativo Chemical Industries, S.A.     Venezuela           100.00
------------------------------------------------------------------------------------------------------------
*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.

                                  Page 5 of 5
